SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 8, 2019

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:        (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 8.01                                  Other Events

On March 8, 2019, Northwest Bancshares, Inc. (the “Company”), the holding company for Northwest Bank, completed its merger with Donegal Financial Services Corporation, the holding company for Union Community Bank. In addition, on March 8, 2019, the Company issued a press release announcing the completion of the merger. A copy of the press release is filed as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial statements of business acquired. Not applicable

(b)                                Pro forma financial information. Not applicable

(c)                                 Shell company transactions. Not applicable

(d)                                Exhibits

Exhibit No.	Description

99.1	Press release dated March 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	March 8, 2019	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer